Exhibit 10.1
SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT
     This Second Amendment to Asset Purchase Agreement dated as of January 11, 2007 (this “Amendment”), among (a) Brown-Forman Tequila Mexico, S. de R.L. de C.V., a corporation formed under the laws of Mexico (“Buyer”), (b) Brown-Forman Corporation, a Delaware corporation (“BFC”), (c) Jose Guillermo Romo de la Peña (“JGR”) and Luis Pedro Pablo Romo de la Peña (“LPR” and together with JGR, the “Romo de la Peña Brothers”), (d) Grupo Industrial Herradura, S.A. de C.V., a corporation formed under the laws of Mexico (“Parent”), Fabrica de Tequila Hacienda Las Norias S.A., de C.V., a corporation organized under the laws of Mexico (“Las Norias”), Comercializadora Herradura, S.A. de C.V., a corporation organized under the laws of Mexico (“Comercializadora”), Tequila Herradura, S.A. de C.V., a corporation organized under the laws of Mexico (“Tequila Herradura”), Sociedad Romo, S.A. de C.V., a corporation organized under the laws of Mexico (“Sociedad Romo”), and Transportes de Carga Millenium, S.A. de C.V., a corporation organized under the laws of Mexico (“Transportes” and together with the Romo de la Peña Brothers, Parent, Las Norias, Comercializadora, Tequila Herradura and Sociedad Romo, the “Sellers”) and (e) Corporación de Servicios Herradura, S.A. de C.V., a corporation organized under the laws of Mexico (“Cosesa”), CH Acciones S.A. de C.V., a corporation organized under the laws of Mexico (“CH Acciones”), Corporativo Herradura, S.A. de C.V., a corporation organized under the laws of Mexico, La Moraleda Operadora Comercial, S.A. de C.V., a corporation organized under the laws of Mexico, and Destilados de Agave, S.A. de C.V., a corporation organized under the laws of Mexico (the Persons listed in this clause (e), collectively, the “Additional Seller Parties”).
     WHEREAS, Buyer, BFC, the Sellers and the Additional Seller Parties have entered into an Asset Purchase Agreement dated as of August 25, 2006, as amended by the First Amendment to the asset Purchase Agreement dated as of December 19, 2006 (the “Agreement”); and
     WHEREAS, on December 20, 2006 the Mexican Federal Economic Competition Commission authorized the transactions contemplated in the Asset Purchase Agreement, subject to certain modifications of its Section 8.14 and to those modifications to the Agreement being filed with the Commission; and
     WHEREAS, Buyer, BFC, the Sellers and the Additional Seller Parities desire to amend certain provisions of the Agreement.
     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound by this Amendment, Buyer, BFC, the Sellers and the Additional Seller Parties hereby agree as follows:
     SECTION 1. Definitions. All capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Agreement.
     SECTION 2. Amendment to Section 10.1(b) of the Agreement. Section 10.1(b) of the Agreement is hereby amended and restated to read in its entirety as follows:
     “(b) by Sellers or by Buyer, if the Closing shall not have occurred on or before January 18, 2007; provided, however, that the right to terminate this Agreement under this

Section 10.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or resulted in, the failure of the Closing to occur prior to such date;”.
     SECTION 3. Amendment to Section 8.14 (a) of the Agreement. Section 8.14 (a) of the Agreement is hereby amended and restated to read in its entirety as follows
“(a) During the period beginning on the Closing Date and ending on the fifth (5th) anniversary of the date when both JGR and LPR have ceased being a member of the Tequila Advisory Board (the “Non-Compete Period”), none of the Sellers and the Additional Seller Parties and none of their respective controlled Affiliates shall, directly or indirectly (including through any controlled Affiliate), (i) produce, market, manufacture, distribute or sell (for themselves or a third party), or (ii) license or otherwise permit any Person to use either the Excluded Marks or the Intellectual Property in connection with: (A) any products or services that use imagery, packaging, bottles, trade dress or advertising that imitates or is confusingly similar to that of any of the Products, the Trademarks or the Related Marks or containing or marketed, advertised, distributed or sold using the Products, the Trademarks or the Related Marks, (B) any products containing or marketed, advertised, distributed or sold as containing or based on tequila or tequila-like flavors, or any beverage products containing or marketed, advertised, distributed or sold as containing or based on agave, or (C) any alcoholic beverages with advertising that refers to or compares itself to the Business or the names “SAN JOSE DEL REFUGIO” or “HACIENDA SAN JOSE DEL REFUGIO” or any likeness of the Hacienda. Without limitation of the foregoing, each of the Sellers and the Additional Seller Parties acknowledges and agrees that the provisions of this Section 8.14 and Section 8.7 would preclude in all cases and in perpetuity each of the Sellers, the Additional Seller Parties and their respective controlled Affiliates from selling any such products with advertising that refers to or compares itself to the Business, the Intellectual Property (including the Trademarks) or the Excluded Marks.”
     SECTION 4. Effectiveness. This Amendment shall be effective as of the date first written above.
     SECTION 5. Governing Law. This Amendment will be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of law.
     SECTION 6. Continuation. Buyer, BFC, the Sellers and the Additional Seller Parties agree and acknowledge that the Agreement, as amended by this Amendment, continues in full force and effect in accordance with its terms. Nothing in this Amendment shall be deemed to work as a novation (novación) of any of the obligations under the Agreement. All references to the Agreement shall refer to the Agreement as amended by this Amendment.
     SECTION 7. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Each counterpart may consist of a number of copies, facsimiles or facsimiles of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Amendment on the date first above written.

BROWN-FORMAN TEQUILA MEXICO, S. DE R.L. DE C.V.
By:	/s/ Nelea A. Absher
	Name:	Nelea A. Absher
	Title:	DIRECTOR AND ATTORNEY-IN-FACT

BROWN-FORMAN CORPORATION
By:	/s/ Donald C. Berg
	Name:	Donald C. Berg
	Title:	SENIOR VICE PRESIDENT AND DIRECTOR, CORPORATE FINANCE

SELLERS:
/s/ Jose Guillermo Romo de la Peña
Jose Guillermo Romo de la Peña

/s/ Luis Pedro Pablo Romo de la Peña
Luis Pedro Pablo Romo de la Peña

GRUPO INDUSTRIAL HERRADURA, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY-IN-FACT

TEQUILA HERRADURA, S.A. DE C.V
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY-IN-FACT

FABRICA DE TEQUILA HACIENDA LAS NORIAS, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY-IN-FACT

COMERCIALIZADORA HERRADURA, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY-IN-FACT

TRANSPORTES DE CARGA MELLENIUM, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY-IN-FACT

ADDITIONAL SELLER PARTIES: CORPORACIÓN DE SERVICIOS HERRADURA, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY-IN-FACT

CH ACCIONES S.A. DE C.V.
By:	/s/ Jose Guillermo Romo Romero
	Name:	JOSE GUILLERMO ROMO ROMERO
	Title:	ATTORNEY-IN-FACT

By:	/s/ Luis Pedro Pablo Romo de la Peña
	Name:	LUIS PEDRO PABLO ROMO DE LA PEÑA
	Title:	ATTORNEY-IN-FACT

CORPORATIVO HERRADURA, S.A. DE C.V.
By:	/s/ Jose Guillermo Romo Romero
	Name:	JOSE GUILLERMO ROMO ROMERO
	Title:	ATTORNEY IN FACT

By:	/s/ Luis Pedro Pablo Romo de la Peña
	Name:	LUIS PEDRO PABLO ROMO DE LA PEÑA
	Title:	ATTORNEY IN FACT

LA MORALEDA OPERADORA COMERCIAL, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY-IN-FACT

DESTILADOS DE AGAVE, S.A. DE C.V.
By:	/s/ Juan Castillas Ruiz
	Name:	JUAN CASTILLAS RUIZ
	Title:	ATTORNEY-IN-FACT

SOCIEDAD ROMO, S.A. DE C.V
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASTILLAS RUIZ
	Title:	ATTORNEY-IN-FACT